Cmoproj
UBS		1:15:07 pm January 29, 2004
Fixed Income Research	MASTR0401G5 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A11	3,979,260.00	13.78481	24	1.000000	1ML	1.1200	17.23101	-3.13291	17.23101

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	13.7848	01/30/04	1ML30 year	5.95	358.00	300.0PSA	96:24

17.231 + -3.133 * 1ML cap: 17.231
Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	750	1000
94:24	14.819	14.876	15.584	16.759	17.476	18.054	19.261	20.288
94:28	14.798	14.854	15.540	16.680	17.376	17.936	19.107	20.103
95:00	14.777	14.831	15.496	16.602	17.276	17.819	18.953	19.918
95:04	14.756	14.809	15.453	16.523	17.177	17.702	18.800	19.734
95:08	14.735	14.786	15.409	16.445	17.077	17.585	18.647	19.551
95:12	14.714	14.764	15.366	16.367	16.978	17.469	18.495	19.367
95:16	14.694	14.741	15.322	16.289	16.879	17.353	18.343	19.184
95:20	14.673	14.719	15.279	16.212	16.780	17.237	18.191	19.002

95:24	14.652	14.697	15.236	16.134	16.681	17.121	18.040	18.820
95:28	14.632	14.675	15.193	16.057	16.583	17.005	17.888	18.639
96:00	14.611	14.652	15.150	15.979	16.484	16.890	17.738	18.458
96:04	14.591	14.630	15.107	15.902	16.386	16.775	17.587	18.277
96:08	14.571	14.608	15.064	15.825	16.288	16.660	17.437	18.097
96:12	14.550	14.586	15.022	15.748	16.191	16.546	17.287	17.917
96:16	14.530	14.564	14.979	15.672	16.093	16.432	17.138	17.737
96:20	14.510	14.542	14.937	15.595	15.996	16.317	16.989	17.558

96:24	14.489	14.520	14.894	15.519	15.899	16.204	16.840	17.380
96:28	14.469	14.499	14.852	15.443	15.802	16.090	16.691	17.202
97:00	14.449	14.477	14.810	15.367	15.705	15.977	16.543	17.024
97:04	14.429	14.455	14.768	15.291	15.608	15.864	16.395	16.847
97:08	14.409	14.433	14.726	15.215	15.512	15.751	16.248	16.670
97:12	14.389	14.412	14.684	15.140	15.416	15.638	16.101	16.493
97:16	14.369	14.390	14.642	15.064	15.320	15.526	15.954	16.317
97:20	14.349	14.369	14.601	14.989	15.224	15.413	15.808	16.142

97:24	14.329	14.347	14.559	14.914	15.129	15.301	15.661	15.966
97:28	14.310	14.326	14.517	14.839	15.033	15.190	15.515	15.792
98:00	14.290	14.304	14.476	14.764	14.938	15.078	15.370	15.617
98:04	14.270	14.283	14.435	14.689	14.843	14.967	15.225	15.443
98:08	14.251	14.262	14.393	14.614	14.748	14.856	15.080	15.269
98:12	14.231	14.240	14.352	14.540	14.654	14.745	14.935	15.096
98:16	14.211	14.219	14.311	14.466	14.559	14.635	14.791	14.923
98:20	14.192	14.198	14.270	14.392	14.465	14.524	14.647	14.751
Avg Life	20.840	15.163	4.953	2.132	1.610	1.348	1.008	0.831
Duration	6.328	5.846	3.019	1.675	1.317	1.123	0.859	0.716
First Pay	12/20	8/14	2/04	2/04	2/04	2/04	2/04	2/04
Last Pay	10/28	4/24	1/15	9/07	8/06	3/06	8/05	5/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.